UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2006

ARTISTDIRECT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30063	95-4760230
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1601 Cloverfield Boulevard, Suite 400 South Santa Monica, California		90404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 956-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by ARTISTdirect, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, business operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.02               Results of Operations and Financial Condition.

As more fully described under Item 7.01, on April 17 and 18, 2006, the Registrant issued press releases disclosing certain financial data.

Item 7.01.              Regulation FD Disclosure.

On April 17, 2006 at 7:46 a.m. Eastern time, the Registrant issued a press release reporting its results of operations for the three months and the full year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1. On April 17, 2006 at 10:03 p.m. Eastern time, the Registrant issued an update to such press release revising certain information due to errors in the pro forma sections of the financial data. A copy of the updated press release is attached as Exhibit 99.2.  On April 18, 2006, at 10:45 p.m. Eastern Time, the Registrant issued another press release further correcting pro forma information in the prior press releases.

The information in this Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information that this report contains is material investor information that is not otherwise publicly available.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Exhibit Index”, which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTDIRECT, INC.
(Registrant)

	By:	/s/ ROBERT N. WEINGARTEN
Date: April 19, 2006	Name: Robert N. Weingarten
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release dated April 17, 2006 entitled “ARTISTdirect, Inc. Reports Fourth Quarter and Full Year 2005 Results”.

99.2	Press release dated April 17, 2006 entitled “UPDATE: ARTISTdirect, Inc. Reports Fourth Quarter and Full Year 2005 Results”.

99.3	Press release dated April 18, 2006 entitled “CORRECTION — ARTISTdirect, Inc.”